May 3, 2022 First Quarter 2022 Supplemental Information Exhibit 99.2

Forward-Looking Statements and Other Disclosures TPG RE Finance Trust, Inc.| 1Q 2022 This presentation contains, and our officers and representatives may make, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” “could,” “protect,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that our expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in or made in connection with this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such risk factors may be updated from time to time in our periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: The general political, economic, regulatory, and competitive conditions in the markets in which we invest; The level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of the London Interbank Offered Rate (“LIBOR”) and the transition to alternative reference rates, such as Term or Compounded Secured Overnight Financing Rate (“SOFR”); Adverse changes in the real estate and real estate capital markets; General volatility of the securities markets in which we participate; Changes in our business, investment strategies or target assets; Difficulty in obtaining financing or raising capital; Reductions in the yield on our investments and increases in the cost of our financing; Adverse legislative or regulatory developments, including with respect to tax laws; Acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; The ultimate geographic spread, severity and duration of pandemics such as coronavirus (“COVID-19”), actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and our financial condition and results of operations; Our ability to originate loans that are in our pipeline and under evaluation by us; Changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; Deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; Defaults by borrowers in paying debt service on outstanding indebtedness; The adequacy of collateral securing our investments and declines in the fair value of our investments; Adverse developments in the availability of desirable investment opportunities; Difficulty in successfully managing our growth, including integrating new assets into our existing systems; The cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; The availability of qualified personnel and our relationship with our Manager; The potential unavailability of LIBOR after June 30, 2023; Conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; Our qualification as a real estate investment trust for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended; and Authoritative U.S. generally accepted accounting principals or policy changes from standard-setting bodies such as the Financial Accounting Standards Board, the SEC, the Internal Revenue Service, the New York Stock Exchange and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements contained in or made in connection with this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in the documents we file with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

TPG RE Finance Trust, Inc. $5.6 billion Investment Portfolio 1. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis 2. See Appendix for definitions, including LTV and Total Leverage Ratio 3. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 4. See page 5 for additional detail 5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 7. Represents an annualized dividend yield based on the March 31, 2022 closing share price of $11.81 8. Represents ratio of Distributable Earnings per share to dividends declared per share for the three months ended March 31, 2022 Note: Data as of March 31, 2022 Loan Portfolio 11.7% Net Interest Earning Asset Growth YoY 4.59% Weighted Average Coupon1 100% Floating Rate Portfolio 67.2% Weighted Average LTV2 $233.0 million of Originations in 1Q22 $6.4 billion3 Financing Capacity Liquidity & Capitalization 72.5% Non-Mark-to-Market Financing3 2.6x Total Leverage Ratio2 1.73% Weighted Average Cost of Funds 80.7% Weighted Average Advance Rate $384.2 million of Liquidity4 Dividends & Earnings $0.25 1Q22 Earnings per Diluted Share5 $0.33 1Q22 Distributable Earnings per Diluted Share6 8.1% Annualized Dividend Yield Common Dividend Coverage Ratio of 1.4x $16.41 Book Value per Share at March 31, 2022 TPG RE Finance Trust, Inc.| 1Q 2022 $0.24 1Q22 Common Dividend Declared 7 8

Operating Performance and Common Dividend Coverage 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Includes special dividend declared on common shares of $0.07 Operating Performance ($ in millions) 1Q22 4Q21 3Q21 2Q21 1Q21 GAAP Net Income $23.8 $44.9 $29.3 $32.4 $32.0 Net Income (Loss) Attributable to Common Stockholders1 $20.4 $41.4 $26.0 ($21.0) $24.2 Distributable Earnings2 $26.6 $18.5 $27.0 $21.9 $21.7 Cash Dividends Declared on Common Shares $18.7 $18.7 $18.6 $15.5 $15.5 Special Cash Dividends Declared on Common Shares - $5.5 - - - Total Cash Dividends Declared on Common Shares 18.7 $24.2 $18.6 $15.5 $15.5 TPG RE Finance Trust, Inc.| 1Q 2022 3 Stable Distributable Earnings & Common Dividend Coverage Special Dividend $0.07 Common Dividend $0.24

Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios2 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding TPG RE Finance Trust, Inc.| 1Q 2022 1 $393.0 $326.1 $321.1 $384.2

Book Value Walk 1Q 2022 1. Does not reflect dilutive impact of 12M outstanding warrants. Each warrant entitles the holder thereof to purchase one share of our common stock for $7.50 per share, subject to adjustment. The warrants are exercisable on a net settlement basis, such that the holder of the warrants will receive shares in an amount (rounded down to the nearest whole share) equal to the difference between the fair market value of one share of common stock on the exercise date and the strike price multiplied by the number of warrants exercised divided by the fair market value of one share of common stock. Note: Totals may not sum due to rounding Change in Book Value Per Share Net Income Excluding Credit Loss Expense Covers Both Common and Preferred Dividends Beginning Book Value1 Ending Book Value1 CECL Reserve per Share $0.60 CECL Reserve per Share $0.66 TPG RE Finance Trust, Inc.| 1Q 2022

Loan Portfolio Overview Office – Traditional Property Type Migration1 TPG RE Finance Trust, Inc.| 1Q 2022 Loan Investment Portfolio 1Q22 4Q21 QoQ Change Total Loan Commitments $5,593.3M $5,411.9M 3.4% Unpaid Principal Balance $5,125.2M $4,919.3M 4.2% Average Loan Size $76.6M $78.4M (2.3%) MSA Concentrations (Top 25 / Top 10) 80.2% / 50.3% 82.7% / 52.6% (3.0%) / (4.4%) Weighted Average Loan Risk Rating 3.1 3.0 NM Outstanding PIK Interest / As % of Total Portfolio $2.7M / 0.01% $3.0M / 0.01% (10.3%) Office Exposure: 24.3% Decrease YoY Multifamily Exposure: 79.5% Increase YoY 1. As a percent of total commitment

National, Major Market Footprint1 Lending Focused in Top 25 Markets4 Top 25 Markets Account for 80.2% of Total Loan Commitments Loan Category Geographic Diversified Loan Portfolio Property1,3 1. By total loan commitment at March 31, 2022 2. Includes Condominium and Retail properties totaling 0.9% of total loan portfolio (0.3% and 0.6%, respectively) 3. See Appendix for definitions 4. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 5. Calculated using the combination of credit spread plus the greater of the current index rate or the index rate floor on a loan-by-loan basis 1,3 Loan Portfolio: $5.6 billion commitments | $5.1 billion UPB Weighted Average Coupon: 4.59%5 Weighted Average Credit Spread: 3.44% Weighted Average Interest Rate Floor: 105 bps Weighted Average Risk Rating: 3.1 Weighted Average LTV: 67.2% 1,3 Fixed vs. Floating CA 25.5% NY 14.0% TX 6.9% PA 6.3% FL 7.7% NC 3.9% GA 4.0% MI 3.8% NJ 3.4% VA 3.8% MA 1.3% MO 2.2% IL 3.7% LA 0.9% HI 0.8% KY 0.7% MD 2.2% IN 0.8% OH 1.6% AZ 0.6% AR 1.1% CO 0.9% TN 2.2% SC 1.5% WA 0.1% 2 TPG RE Finance Trust, Inc.| 1Q 2022

Multifamily and Office Loan Overview Office 39.6% of total loan commitments at March 31, 2022 93.0% in Top 25 US MSAs / 75.3% in Top 10 66.6% Weighted Average LTV1 Office loans comprised 4.4% of TTM Originations 100% Interest Collections in 1Q22 Multifamily 1. See Appendix for definitions, including LTV Note: Green dots on maps represent loans originated in the trailing twelve months TPG RE Finance Trust, Inc.| 1Q 2022 30.7% total loan commitments at March 31, 2022 59.4% in Top 25 US MSAs / 34.5% in Top 10 74.2% Weighted Average LTV1 Multifamily loans comprised 65.6% of TTM Originations 100% Interest Collections in 1Q22

Loan Portfolio Walk

- Originated 31 first mortgage loans from April 1, 2021 through March 31, 2022 with total commitments of $2.1 billion, and an initial unpaid principal balance of $1.8 billion, representing 37.9% of the current portfolio
  - 12.2% growth in commitments YoY; 11.7% growth in unpaid principal balance YoY

Loan Funding Activity



Total Loan Commitments[1]
UPB
Deferred Fundings and New Loan Originations[2]
Repayments/Sales
Unfunded Loan Commitments
$4,983.7
$401.7
$4,587.4
$43.9
$597.0
($394.7)
$5,318.3
$488.9
$4,833.5
$37.3
$433.6
($460.4)
$5,328.7
$487.7
$4,844.0
$34.4
$564.5[3]
($523.6)[4]
$5,411.9
$487.8
$4,919.3
$29.2
$224.6
($48.0)
$5,593.3
$463.0
$5,125.2
03/31/21
Deferred Fundings
Originations
Repayments & Sales
6/30/2021
Deferred Fundings
Originations
Repayments & Sales
9/30/2021
Deferred Fundings
Originations
Repayments & Sales
12/31/2021
Deferred Fundings
Originations
Repayments & Sales
3/31/2022

1. Loan commitments exclude (1) capitalized interest resulting from previously modified loans of $2.7 million as of March 31, 2022, $3.0 million as of December 31, 2021, $3.5 million as of September 30, 2021, $4.2 million as of June 30, 2021, and $5.5 million as of March 31, 2021, and includes (2) a $7.8 million commitment, which is the excess of the commitment amount over the UPB of a non-performing retail loan held for investment. This amount is unavailable to the borrower.
2. New loan originations include initial loan funding amounts at the transaction close date; all subsequent loan fundings are included in deferred fundings.
3. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021.
4. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan.

Note: As of September 30, 2021 loan portfolio data includes one loan classified as held for sale with a carrying value of $86.6 million.

TPG RE Finance Trust, Inc. | 1Q 2022
10

1Q 2022 Loan Originations Investment Highlights1 5 first mortgage loans Total commitments of $233.0M Initial fundings of $224.6M Average loan size of $46.6M 100% floating rate Weighted average interest rate of Term SOFR+ 3.56% Weighted average interest rate floor of 5 bps Weighted Average LTV of 69.4% Loan Originations vs. Total Loan Portfolio Geographic Diversity as % of Total Commitments 1Q22 Originations Total Portfolio 2 1. See Appendix for definitions, including LTV 2. Includes Condominium and Retail properties totaling 0.9% of total loan portfolio (0.3% and 0.6%, respectively) TPG RE Finance Trust, Inc.| 1Q 2022

Select 1Q22 Loan Originations

	Industrial	Multifamily	Industrial
Commitment	$70.0M	$58.0M	$43.0M
Location	Various[1]	Hampton, VA	Various, SC[2]
Collateral	✓ 5-property, 377k SF, industrial portfolio comprised of buildings in CA, TX, WA and MA	✓ 287-unit, midrise multifamily apartment community comprised of seven buildings with 414 parking spaces	✓ Two industrial properties totaling 1.2M SF located in the Charlotte, NC MSA
Borrower Business Plan	✓ Capture mark-to-market rental rate increases in 4 of the 5 properties	✓ Add a furnished and corporate unit program targeting military personnel, for 40% of total units	✓ Sell larger non-strategic property and retain smaller, single-tenant property with potential to increase rent to current market level
LTV / In-Place Debt Yield[3,4]	72.1% / 2.6%	72.4% / 4.5%	45.3% / 9.9%
Loan Category[3]	Bridge	Bridge	Bridge
Investment Date	February 2022	March 2022	March 2022
Property Photos			

1. Includes properties in Garden Grove, CA, Cucamonga, CA, Houston, TX, South Kent, WA and Franklin, MA
2. Includes properties in Chester, SC and Indian Land, SC (both within Charlotte, NC MSA)
3. See Appendix for definitions, including LTV and Loan Category
4. In-place debt yield for loans originated during 1Q22 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date

TPG RE Finance Trust, Inc. | 1Q 2022

12

Risk Ratings Note: Totals may not sum due to rounding Stable Risk Ratings Risk Ratings Migration Weighted Average Rating of 3.1 $0.0 Risk Ratings – 3/31/2022 By Amortized Cost ($ in millions) Total: $5,115.8 Loan Count: 73 53 14 By Amortized Cost Start of Period 3.1 3.1 3.1 3.0 Repayments/ Sales 3.1 2.4 3.3 3.0 Originations 2.9 3.0 3.0 3.0 End of Period 3.1 3.1 3.0 3.1 By Amortized Cost Risk Ratings Migration1 Risk Ratings by Property Type By Amortized Cost Trailing 4 Quarter Average: 96 bps of Total Loan Commitment CECL Reserve bps of Total Loan Commitments 1 Trailing 4 Quarter Average: 3.08 5 TPG RE Finance Trust, Inc.| 1Q 2022

Loan Financing Overview 1. Represents capacity available to be borrowed provided we pledge, and the lender approves, additional collateral assets 2. Non-MTM financing providing the Company with interim financing of eligible loans for up to 180 days at an initial advance rate of 75.0%, which declines to 65.0%, 45.0%, and 0.0% after 90, 135, and 180 days from initial borrowing 3. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 4. Based on extended maturity dates where ability to extend is at Company’s option 1Q22 Financing Activity Closed TRTX 2022-FL5, a $1.075 billion managed CRE CLO with a two-year reinvestment period, an advance rate of 84.4%, and a weighted average interest rate at issuance of Compounded SOFR plus 2.02%; simultaneously redeemed TRTX 2018-FL2, which at redemption had $600.0 million of investment-grade bonds outstanding Closed $250.0 million secured revolving credit facility providing funding for up to 180 days for newly-originated and existing loans, with an interest rate of Term SOFR plus 2.00% Non-MTM Borrowings Exceed 70% Maturity Profile of Outstanding Borrowings4 2.54x 2.64x Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements Usage Available1 3.38x 3.49x $249.5M Non-Mark-to-Market Mark-to-Market Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 72.5% TPG RE Finance Trust, Inc.| 1Q 2022 Secured Credit Agreement3 Non-Consolidated Senior Interest 27.5% $23.5M 4 $ in millions Secured Revolving Credit Facility2 Secured Revolving Credit Facility2 $217.8M $132.0M

Capital Structure $194.4 (3%) $1,273.5 (23%) Series C Preferred Stock Common Equity at Book Value ($ in millions) Maximum Capacity Maximum Capacity W.A. Approved Advance Rate Look-Through LTV W.A. Cost of Funds W.A. Maturity Outstanding at 3/31/21 Secured Credit Agreements (MTM) $3,239.5 $2,934.0 75.2% 51.0% 1.73% May 20243 $1,142.3 Secured Credit Agreement (Non-MTM)2 $249.5 60.0% 37.0% 4.50% Oct 20254 $23.5 Total Secured Credit Agreements $6,107.5 $3,183.5 74.1% 50.7% 1.78% $1,165.8 Secured Revolving Credit Facility (Non-MTM) $250.0 75.0% 33.9% 2.00% Feb 2025 $32.3 Collateralized Loan Obligations $2,868.0 $2,825.1 83.2% 56.1% 1.70% June 20375 $2,825.1 Total Portfolio Financing $6,107.5 $6,118.9 80.7% 54.2% 1.73% $4,023.2 Series C Preferred Equity Series C Cumulative Redeemable Preferred Stock 6.25%6 $194.4 Common Equity Book Value per share as of 3/31/22 $16.41 Shares of Common Stock Outstanding (in millions) 77.2 Total Permanent Equity $1,467.9 Total Capitalization $5,491.1 Capital Structure Composition Capital Structure Detail ($ in millions) 1. All but one of our seven secured credit agreements are subject to credit marks only 2. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 3. Weighted average term to extended maturity of the seven secured credit facilities, assuming all extension options and term-out provisions are exercised 4. Represents extended maturity 5. Represents weighted average legal maturity date 6. Represents fixed rate dividend Note: Totals may not sum due to rounding TPG RE Finance Trust, Inc.| 1Q 2022 $2,825.1 (51%) $1,142.3 (21%) Collateralized Loan Obligations (Non-MTM) Secured Revolving Credit Facility (Non-MTM) $32.5 (1%) Secured Credit Agreements (MTM)1 Secured Credit Agreement (Non-MTM)2 $23.5 (1%)

Positioned for Rising Rates + 0.50% + 1.00% + 2.00% + 3.00% Portfolio Net Interest Income Sensitivity ($ Impact per Share per Quarter)1 Interest Rate 1. Static analysis based on loan portfolio composition as of 1Q 2021 and 1Q 2022 TPG RE Finance Trust, Inc. - 0.25% TPG RE Finance Trust, Inc.| 1Q 2022 $0.00 Interest Rate at 3/31/22 LIBOR: 0.45% Term SOFR: 0.30% Timing of crossover to positive interest sensitivity depends on the pace of loan originations and repayments, steepness of interest rate forward curves, and advance rate of borrowings

Appendix

TRTX Loan Portfolio

$ Millions

Loan Name	TRTX Loan Commitment[1]	TRTX Loan Balance[2]	Interest Rate[3]	Extended Maturity	Location	Property Type	Commitment Per Sq. ft. / Unit	LTV[4]	Risk Rating[4]
Loan 1	$290.8	$288.6	L + 1.6%	2.4 years	New York, NY	Office	$574 Sq. ft.	65.2%[5]	3
Loan 2	$223.0	$180.4	L + 3.4%	2.4 years	Brookhaven (Atlanta), GA	Office	$214 Sq. ft.	61.4%	3
Loan 3	$215.0	$128.0	L + 3.9%	4.1 years	Daly City (San Francisco), CA	Life Science	$545 Sq. ft.	63.1%	3
Loan 4	$210.0	$189.7	L + 3.6%	1.8 years	Detroit, MI	Office	$217 Sq. ft.	59.8%	2
Loan 5[6]	$190.0	$190.0	L + 2.9%	0.9 years	New York, NY	Office	$859 Sq. ft.	65.2%	3
Loan 6	$188.0	$187.0	L + 3.4%	4.4 years	Various, NJ	Multifamily	$151,369 / Unit	71.3%	3
Loan 7[7]	$179.6	$179.6	L + 3.7%	0.4 years	Philadelphia, PA	Office	$168 Sq. ft.	73.6%	4
Loan 8	$173.3	$173.3	L + 4.3%	0.5 years	Philadelphia, PA	Office	$213 Sq. ft.	72.2%	2
Loan 9	$165.0	$165.0	L + 4.5%	0.6 years	Charlotte, NC	Hotel	$235,714 / Unit	65.5%	4
Loan 10	$143.0	$134.5	L + 2.6%	2.1 years	New York, NY	Mixed-Use	$1,741 Sq. ft.	61.0%	4
Loans 11 – 73	**$3,615.6**	**$3,309.1**	**BR + 3.5%**	**3.1 years**				**67.9%**	**3.2**
Total Loans	**$5,593.3**	**$5,125.2**	**BR + 3.4%**	**2.7 years**				**67.2%**	**3.1**

1. Represents TRTX's potential maximum loan commitment/balance
2. Represents TRTX's current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any
3. "BR" refers to underlying benchmark interest rate, either Term SOFR or 1-month LIBOR
4. See Appendix for a description of the Company's Loan Risk Rating scale and definitions, including definition of LTV
5. Calculated as the ratio of unpaid principal balance as of March 31, 2022 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million
6. Comprised of a first mortgage loan of $101.0 million and a contiguous mezzanine loan of $89.0 million, of which we own both; each loan carries the same interest rate
7. Comprised of a first mortgage loan of $129.4 million and a contiguous mezzanine loan of $50.2 million, of which we own both; each loan carries the same interest rate

Note: As of March 31, 2022; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform

TPG RE Finance Trust, Inc. | 1Q 2022

18

Per Share Calculations

Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings

- The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data):

	Three Months Ended (unaudited)			
	March 31, 2022	Dec 31, 2021	Sep 30, 2021	June 30, 2021
Net Income (Loss)	**$23,781**	**$44,878**	**$29,325**	**$32,391**
Preferred Stock Dividends[1]	(3,148)	(3,148)	(3,157)	(6,799)
Participating Securities' Share in Earnings (Loss)	(197)	(301)	(122)	(148)
Series B Preferred Stock Redemption Make-Whole Payment[2]	-	-	-	(22,485)
Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs[3]	-	-	-	(23,997)
Net (Loss) Income Attributable to Common Stockholders	**$20,436**	**$41,429**	**$26,046**	**($21,038)**
Weighted-Average Common Shares Outstanding, Basic	77,183,957	77,053,224	77,060,225	76,899,270
Weighted-Average Common Shares Outstanding, Diluted	81,788,723	81,983,310	82,028,975	76,899,270
(Loss) Earnings Per Common Share, Basic	**$0.26**	**$0.54**	**$0.34**	**($0.27)**
(Loss) Earnings Per Common Share, Diluted	**$0.25**	**$0.51**	**$0.32**	**($0.27)**
Series B Preferred Stock Redemption Make-Whole Payment	-	-	-	22,485
Series B Preferred Stock Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs	-	-	-	22,489
Utilization of Taxable Income Capital Loss Carryforwards[4]	-	(15,790)		
Non-Cash Stock Compensation Expense	1,266	1,665	1,250	1,393
Credit Loss (Benefit) Expense[5]	4,884	(8,758)	(343)	(3,478)
Distributable Earnings	**$26,586**	**$18,546**	**$26,953**	**$21,851**
Weighted-Average Common Shares Outstanding, Basic	77,183,957	77,053,224	77,060,225	76,899,270
Weighted-Average Common Shares Outstanding, Diluted	81,788,723	81,983,310	82,028,975	81,875,946
Distributable Earnings per Common Share, Basic	**$0.34**	**$0.24**	**$0.35**	**$0.28**
Distributable Earnings per Common Share, Diluted	**$0.33**	**$0.23**	**$0.33**	**$0.27**

Book Value Per Common Share

	For the Period Ended			
	March 31, 2022	Dec 31, 2021	Sep 30, 2021	June 30, 2021
Total Stockholders' Equity	$1,467,908	$1,464,706	$1,445,467	$1,437,191
Series C Preferred Stock ($201,250 aggregate liquidation preference)	(201,250)	(201,250)	(201,250)	(201,250)
Series A Preferred Stock ($125 aggregate liquidation preference)	(125)	(125)	(125)	(125)
Stockholders' Equity, Net of Preferred Stock	1,266,533	1,263,331	1,244,092	1,235,816
Number of Common Shares Outstanding at Period End	77,185,845	77,183,892	77,047,966	77,089,125
Book Value per Common Share	**$16.41**	**$16.37**	**$16.15**	**$16.03**

1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock
2. Represents the make-whole payment to the holder of the Series B Preferred Stock for an amount equal to the present value of all remaining dividend payments due on such shares of Series B Preferred Stock from and after the redemption date (and not including any declared or paid dividends or accrued dividends prior to such redemption date) through the second anniversary of the original issue date, computed in accordance with the terms of the Articles Supplementary.
3. Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs includes amounts recorded as deemed dividends and the write-off of unamortized transaction costs and the unaccreted portion of the allocated Warrant fair value related to the Series B Preferred Stock. For the three months ended June 30, 2021, the write-off of unamortized transaction costs and unaccreted allocated Warrant fair value was $22.5 million.
4. For the three months ended December 31, 2021, taxable income capital loss carryforwards were utilized to offset a $15.8 million taxable gain realized from the partial sale of an REO Property.
5. Credit Loss (Benefit) Expense three months ended December 31, 2021 excludes the reversal of a $8.2 million reduction in our credit loss reserve associated with the partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan; for the three months ended September 30, 2021 excludes a $0.5 million loss on sale upon the transfer of one loan from our loans held for investment portfolio to loans held for sale at quarter end; for the three months ended June 30, 2021 excludes a $1.6 million realized loss on sale of a first mortgage loan.

TPG RE Finance Trust, Inc. | 1Q 2022

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ASSETS March 31, 2022 December 31, 2021 Cash and Cash Equivalents $351,572 $260,635 Restricted Cash 847 404 Accounts Receivable 127 12 Collateralized Loan Obligation Proceeds Held at Trustee 260 204 Accounts Receivable from Servicer/Trustee 745 176 Accrued Interest and Fees Receivable 29,559 26,620 Loans Held for Investment 5,115,788 4,909,202 Allowance for Credit Losses (46,307) (41,999) Loans Held for Investment, net (includes $1,633,812 and $1,697,481, respectively, pledged as collateral under secured financing agreements) 5,069,481 4,867,203 Real Estate Owned 60,622 60,622 Other Assets 1,843 2,144 Total Assets $5,515,056 $5,218,020 LIABILITIES AND EQUITY Liabilities Accrued Interest Payable $3,269 $2,723 Accrued Expenses and Other Liabilities 13,659 11,563 Secured Credit Agreements (net of deferred financing costs of $5,097 and $4,005, respectively) 1,192,956 1,162,206 Collateralized Loan Obligations (net of deferred financing costs of $14,489 and $10,297, respectively) 2,810,626 2,545,691 Payable to Affiliates 6,153 5,609 Deferred Revenue 1,784 1,366 Dividends Payable 18,701 24,156 Total Liabilities $4,047,148 $3,753,314 Commitments and Contingencies Temporary Equity: Series B Cumulative Redeemable Preferred Stock ($0.001 par value per share; 13,000,000 and 13,000,000 shares authorized; 0 and 0 shares issued and outstanding, respectively) — — Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common Stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,185,845 and 77,183,892 shares issued and outstanding, respectively) 77 77 Additional Paid-in-Capital 1,713,152 1,711,886 Accumulated Deficit (245,329) (247,265) Total Stockholders' Equity 1,467,908 1,464,706 Total Permanent Equity 1,467,908 1,464,706 Total Liabilities and Stockholders' Equity $5,515,056 $5,218,020 All amounts in thousands except share and per share amounts Consolidated Balance Sheets TPG RE Finance Trust, Inc.| 1Q 2022

Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts Three Months Ended March 31,   INTEREST INCOME 2022 2021 Interest Income $61,017 $58,148 Interest Expense (22,501) (20,290) Net Interest Income 38,516 37,858 OTHER REVENUE Other Income, net 18 96 Total Other Revenue 18 96 OTHER EXPENSES Professional Fees 1,146 1,198 General and Administrative 1,169 1,030 Stock Compensation Expense 1,266 1,456 Servicing and Asset Management Fees 494 328 Management Fee 5,709 5,094 Total Other Expenses 9,784 9,106 Credit Loss Benefit (Expense) (4,884) 4,038 Income (Loss) Before Income Taxes 23,866 32,886 Income Tax Expense, net (85) (931) Net Income (Loss) $23,781 $31,955 Preferred Stock Dividends and Participating Securities Share in Earnings (Loss) (3,345) (6,270) Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs _____ (1,452) Net (Loss) Income Attributable to Common Stockholders $20,436 $24,233 Earnings (Loss) per Common Share, Basic $0.26 $0.32 Earnings (Loss) per Common Share, Diluted $0.25 $0.30 Weighted Average Number of Common Shares Outstanding Basic: 77,183,957 76,895,615 Diluted: 81,788,723 80,673,236 Dividends Declared per Common Share $0.24 $0.31 OTHER COMPREHENSIVE INCOME Net Income (Loss) 23,781 31,955 Comprehensive Net Income (Loss) $23,781 $31,955 TPG RE Finance Trust, Inc.| 1Q 2022

Consolidated Statements of Cash Flows All amounts in thousands Three Months Ended March 31, TPG RE Finance Trust, Inc.| 1Q 2022 Cash Flows from Operating Activities: March 31, 2022  March 31, 2021  Net Income $23,781 $31,955 Adjustment to Reconcile Net Income (Loss) to Net Cash Flows from Operating Activities: Amortization and Accretion of Premiums, Discounts and Loan Origination Fees, Net (1,491) (1,600) Amortization of Deferred Financing Costs 4,521 3,818 Decrease (Increase) of Accrued Capitalized Interest 313 (816) Stock Compensation Expense 1,266 1,456 (Decrease) Increase of Allowance For Credit Losses 4,884 (4,038) Cash Flows Due to Changes in Operating Assets and Liabilities: Accounts Receivable 35 30 Accrued Interest Receivable (3,310) (1,447) Accrued Expenses and Other Liabilities 809 (3,329) Accrued Interest Payable 546 (250) Payable to Affiliates 544 (478) Deferred Fee Income 418 264 Other Assets 301 775 Net Cash Provided by Operating Activities 32,617 26,340 Cash Flows from Investing Activities: Origination of Loans Held for Investment (223,871) (37,091) Advances on Loans Held for Investment (29,235) (29,566) Principal Repayments of Loans Held for Investment 47,294 4,314 Net Cash (Used in) Provided by Investing Activities (205,812) (62,343) Cash Flows from Financing Activities: Payments on Collateralized Loan Obligations (637,906) (4,212) Proceeds from Collateralized Loan Obligation 907,031 728,434 Payments on Secured Financing Agreements (567,993) (661,991) Proceeds from Secured Financing Agreements 599,835 — Payment of Deferred Financing Costs (9,092) (7,875) Dividends Paid on Common Stock (24,156) (29,482) Dividends Paid on Preferred Stock (3,144) (6,120) Net Cash Provided by Financing Activities 264,575 18,754 Net Change in Cash, Cash Equivalents, and Restricted Cash 91,380 (17,249) Cash, Cash Equivalents and Restricted Cash at Beginning of Period 261,039 319,669 Cash, Cash Equivalents and Restricted Cash at End of Period $352,419 $302,420 Supplemental Disclosure of Cash Flow Information: Interest Paid 17,490 16,723 Taxes Paid 20 852 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Collateralized Loan Obligation Proceeds Held at Trustee 56 308,916 Dividends Declared, not paid 18,701 15,510 Principal Repayments of Loans Held for Investment by Servicer/Trustee, net 348 1,154 Accrued Deferred Financing Costs 711 58

Definitions Distributable Earnings is a non-GAAP measure defined as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. A loan will be written off as a realized loss when it is deemed non-recoverable, or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings TPG RE Finance Trust, Inc.| 1Q 2022

Definitions (cont.) Fundings to borrowers that are made under existing loan commitments after a loan closing date Deferred Fundings Geographic Diversity TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at March 31, 2022 follows (dollars in millions): Region Form 10-Q Reclassification Supplemental % Total Commitment East $2,058.5 $9.0 $2,067.5 37.0% South 1,283.5 (1,283.5) - - West 1,503.6 $56.8 1,560.4 27.9% Midwest 677.8 - 677.8 12.1% Southeast - 790.0 790.0 14.1% Southwest - 497.6 497.6 8.9% Various 70.0 (70.0) - - Total $5,593.3 $- $5,593.3 100.0% Note: Totals may not sum due to rounding TPG RE Finance Trust, Inc.| 1Q 2022 Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, net, including collateralized loan obligations, secured credit agreements, a secured revolving credit facility, and a mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end Total Leverage Ratio - (i) total outstanding borrowings under secured financing arrangements, net, including collateralized loan obligations, secured credit agreements, a secured revolving credit facility, and a mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage

Definitions (cont.) TPG RE Finance Trust, Inc.| 1Q 2022 Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Non-Consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan

Definitions (cont.) TPG RE Finance Trust, Inc.| 1Q 2022 Property Types Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, which ratings are defined as follows: 1 - Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2 - Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3 - Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4 - Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5 - Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; the loan is in default or substantially in default; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss.

Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Brandon Fox Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com Media Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BTIG Eric Hagen +1 (212) 738-6014 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com. TPG RE Finance Trust, Inc.| 1Q 2022 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com